                          P R O M I S S O R Y   N O T E

$10,000,000.00                                                    July 17, 1997

         FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, TEXSTAR PETROLEUM, INC., a Texas corporation ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK ONE, TEXAS, N.A., a national banking association ("Lender"), in Houston, Harris County, Texas, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Promissory Note (this "Note"), in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the advanced and unpaid principal amount from date until maturity at a rate equal to the Base Rate (hereinafter defined) plus two percent (2%) per annum ("Stated Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be increased to a level greater than the Stated Rate, then, in either case, interest hereon shall thereafter accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest accrued through the term of this Note equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate.

         This Note is payable as follows:

                   1. Accrued and unpaid interest shall be due and payable on the first day of each month, commencing
         August 1, 1997.

                   2. All accrued and unpaid interest and unpaid principal shall be due and payable on June 30, 2000.

All payments under this Note shall be applied first against the accrued and unpaid interest hereon and the remainder against the principal balance hereof.

         This Note is subject to mandatory prepayments, as set forth in the Loan Agreement (hereinafter defined). In addition, Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount

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

prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

         Any check, draft, money order or other instrument given in payment of all or any part hereof may be accepted by Lender and handled in collection in a customary manner, but same shall not constitute payment hereof or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender.

         It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

         In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest hereunder shall accrue at the Maximum Rate.

         Borrower hereby agrees to pay all expenses, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, incurred by Lender if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

         Interest charges will be calculated on amounts advanced hereunder on the actual number of days the amounts are outstanding on the basis of a 365-day or 366-day year, as is applicable.

         It is expressly stipulated and agreed to be the intent of Borrower and Lender to comply with applicable Texas law governing the maximum non-usurious rate or amount of interest payable on or in connection with this Note (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). Accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest at a rate in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be judicially interpreted to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, or if the acceleration of the maturity of this Note or any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by applicable law, then in any such event,

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                                                      -2-
it is the express intent of Borrower and Lender that (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person primarily liable on this Note, nor their respective heirs, legal representatives, successors or assigns, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the maximum amount of interest permitted to be charged or collected hereunder, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the proceeds of this Note shall be amortized, prorated, allocated and spread throughout the full term of this Note so that the rate or amount of interest on account of this
Note is uniform throughout the term hereof and does not exceed the applicable usury ceiling.

         Borrower agrees that the Maximum Rate to be charged or col lected pursuant to this Note shall be the indicated rate ceiling referred to in TEX. REV. CIV. STAT. ANN. Art. 5069-1.04, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

         Borrower and each other person who is a maker, surety, guarantor or endorser of this Note hereby waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of the acceleration of the maturity hereof and protest, and agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended, from time to time, without notice and without releasing any of the foregoing. As additional security for all amounts owed by Borrower to Lender, Borrower hereby grants to Lender a lien and security interest on (and the express right of setoff against) any of Borrower's funds which may from time to time be deposited with or in the possession of Lender.

         As used in this Note, the term "Base Rate" shall mean at any time the variable rate of interest then most recently announced publicly by Lender (or any successor to all or substantially all of its assets) as its base rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that base rate of interest are announced.

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Initials
                                                      -3-

         The principal of this Note represents funds which Lender may advance to Borrower, pursuant to and subject to the Loan Agreement, from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, ET. SEQ., as the same may be amended, shall not apply to this Note or to any of the Security Documents.

         Borrower has acquired various oil and gas properties which are described in one or more of the Security Documents (hereinafter defined). The acquisition of such oil and gas properties was made subject to certain indebtedness of Texstar Petroleum, L.L.C. ("Texstar L.L.C.") to Lender, including, without limitation, the indebtedness pursuant to that certain $750,000.00 Promissory Note dated July 3, 1996, executed by Texstar L.L.C. and payable to the order of Lender. A portion of the principal of this Note represents funds which will be used to repay the indebtedness of Texstar L.L.C. secured by the existing liens on such oil and gas properties of Borrower, including the indebtedness pursuant to the above-described $750,000.00 Promissory Note, and the liens securing the payment of such note, which burden the interests acquired by Borrower, are not released, but are hereby ratified and hereby carried forward to secure this Note.

         This Note is the Revolving Note referred to in, is subject to, and is entitled to the benefits of and security afforded by the following documents (the "Security Documents"):

                  (a) that certain letter loan agreement of even date herewith between Borrower and Lender, as that letter loan agreement may be amended, modified or supplemented from time to time (the "Loan Agreement");

                  (b) those certain Mortgages, Deeds of Trust, Assignments of Production, Security Agreements and Financing Statements of even date herewith, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Jefferson Davis and Jones Counties, Mississippi;

                  (c) those certain Mortgages, Collateral Assignments, Security Agreements and Financing Statements of even date herewith, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Ascension and Iberville Parishes, Louisiana;

                  (d) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated

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Initials

         September 14, 1995, executed for the benefit of Lender by Prentis B. Tomlinson, Jr. (the "Trustee"), Trustee of and on behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee, covering certain oil and gas properties in Iberville Parish, Louisiana, and filed for record under Mortgage Book 290, Entry 315 of the Mortgage Records of Iberville Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Deed of Trust and Modification Agreement dated July 3, 1996 among the Trustee, Texstar L.L.C., Prentis
         B. Tomlinson, Jr. ("Tomlinson") and Lender, filed for record under Mortgage Book 296, Entry 168 of the Mortgage Records of Iberville Parish, Louisiana, and by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement of even date herewith among the Trustee, Texstar L.L.C., Borrower and Lender;

                  (e) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 3, 1996, executed by Texstar, L.L.C. for the benefit of Lender, covering certain oil and gas properties in Iberville Parish, Louisiana and filed for record under Mortgage Book 296, Entry 169 of the Mortgage Records of Iberville Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 24, 1996 among Texstar L.L.C., Tomlinson and Lender, filed for record under Mortgage Book 297, Entry 102 of the Mortgage Records of Iberville Parish, Louisiana, that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated August 5, 1996, among Texstar L.L.C., Tomlinson and Lender, filed for record under Mortgage Book 297, Entry 103 of the Mortgage Records of Iberville Parish, Louisiana, and that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement of even date herewith among Texstar L.L.C., Borrower and Lender;

                  (f) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated September 14, 1995, executed by the Trustee for the benefit of Lender, covering certain oil and gas properties in Ascension Parish, Louisiana, and filed for record under Clerk's File No. 363153 of the Real Property Records of Ascension Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Deed of Trust and Modification Agreement dated July 3, 1996 among the Trustee, Texstar L.L.C., Tomlinson and Lender,

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Initials
                                                      -5-
         filed for record under Clerk's File No. 375873 of the Real Property Records of Ascension Parish, Louisiana, that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated August 5, 1996, among Texstar L.L.C., Tomlinson and Lender, filed for record under Clerk's File No. 377497 of the Real Property Records of Ascension Parish, Louisiana, and by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement of even date herewith among the Trustee, Texstar L.L.C., Borrower and Lender;

                  (g) that certain Guaranty Agreement of even date herewith, executed by Benz Energy Ltd. for the benefit of Lender;

                  (h) that certain Guaranty Agreement of even date herewith, executed by Tomlinson for the benefit of Lender;

                  (i) that certain Guaranty Agreement of even date herewith, for the benefit of Lender, executed by Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust
         Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee; and

                  (j) that certain Guaranty Agreement of even date herewith, executed by Heather M. Tomlinson, as Trustee of and on behalf of The Starbucks Trust, created by Trust Agreement dated January 17, 1996, executed by Karen Rae Halver, as Grantor, and Heather M. Tomlinson, as Trustee, for the benefit of Lender.

This Note is subject to the provisions contained in the Security Documents which, among other things, provide for the acceleration of the maturity hereof upon the occurrence of certain events.

         Borrower represents and warrants that this loan is for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use.


                                       TEXSTAR PETROLEUM, INC.


                                       By: /s/ Prentis B. Tomlinson, Jr.
                                          -------------------------------------
                                            Name:  Prentis B. Tomlinson, Jr.
                                                   ----------------------------
                                            Title: President
                                                   ----------------------------

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Initials

                                 July 17, 1997



Bank One, Texas, N.A.
910 Travis
Houston, Texas 77002

Gentlemen:

     This letter loan agreement (this "Agreement") confirms the mutual agreements between TEXSTAR PETROLEUM, INC., a Texas corporation ("Borrower"), and BANK ONE, TEXAS, N.A., a national banking association ("Lender"), in connection with a credit facility more fully described herein.

     Section 1. CREDIT FACILITY. Subject to the terms of this Agreement, Lender agrees to lend and Borrower agrees to borrow certain amounts pursuant to the following terms and conditions (the "Credit Facility"):

         (a) NOTE: Borrower's obligation to repay the Credit Facility shall be evidenced by its execution of a promissory note (the "Revolving Note") of even date herewith, payable to the order of Lender, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00), and in the form attached as Exhibit "A" attached hereto.

         (b) MAXIMUM AVAILABILITY: The lesser of $10,000,000.00 and the Borrowing Base (as defined in Section 5(c) hereof).

         (c) ADVANCE PROCEDURES: At least one (1) Business Day (hereinafter defined) prior to the requested date of advance (other than the initial advance being made on the date hereof), Borrower may make a written request to Lender for direct advances pursuant to the Credit Facility. Prior to the requested date of advance, Lender shall advise Borrower of whether Lender will make the advance as requested by Borrower or whether Lender will require additional engineering reports or other documents prior to making the requested advance.

         (d) TERM: Through June 30, 2000 (the "Maturity Date").

         (e) PURPOSE: To finance certain costs associated with the acquisition and development of Borrower's oil and gas properties included in the determination of the Borrowing Base.

         (f) FACILITY FEE: Borrower shall pay to Lender a facility fee in the amount of $5,000 plus two percent (2%) of any

Bank One, Texas, N.A.
July 17, 1997
Page 2


    increase in the Borrowing Base over $750,000.00 upon the effectiveness of such increase.

         (g) UNUSED FEE: Borrower shall pay to Lender an unused fee in an amount equal to one-half percent (1/2%) of the average unused portion of the Borrowing Base, payable in arrears on the last day of each calendar quarter.

         (h) BORROWING BASE REDETERMINATION FEES: Borrower shall pay to Lender a fee of $2,500.00 for the initial determination of the Borrowing Base and, with respect to each redetermination of the Borrowing Base, Borrower shall pay a like amount to Lender for all engineering and related expenses (including a reasonable charge for services performed by employees of Lender or affiliates of Lender) incurred by Lender in connection with such redetermination.

    Section 2. INTEREST RATE AND REPAYMENT TERMS.

    (a) INTEREST RATE.

        (1) Subject to the provisions of paragraphs (2) and (3) of this
    Section 2(a), Borrower shall pay interest on the outstanding principal amount of the Revolving Note at two percent (2%) per annum over the Base Rate. Accrued and unpaid interest on the Revolving Note shall be calculated on the basis of a 365-day year of 366-day year, as the case may be, and the actual number of days elapsed.

        (2) In the event that, and for so long as, any event of default hereunder shall have occurred and be continuing, then and in any such event, the outstanding principal amount of the Revolving Note shall bear interest at the Maximum Rate (as defined in the Revolving Note).

        (3) Notwithstanding anything contained herein to the contrary, in no event shall the interest rate payable with respect to the Revolving Note exceed the Maximum Rate.

        (4) As used herein, the following terms shall have the following meanings:

            (A) "Business Day" shall mean a day other than a Saturday, Sunday, or legal holiday for commercial banks under the laws of the State of Texas.

Bank One, Texas, N.A.
July 17, 1997
Page 3


               (B) "Base Rate" shall mean at any time the variable rate of interest then most recently announced publicly by Lender (or any successor to all or substantially all of its assets) as its base rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that base rate of interest are announced.


     (b) REPAYMENT TERMS. Accrued and unpaid interest on the Revolving Note shall be due and payable on August 1, 1997, and on the first day of each month thereafter. The principal portion of the Revolving Note is subject to mandatory prepayments as set forth in Section 5(c) hereof. The balance of unpaid principal and accrued and unpaid interest on the Revolving Note shall be due and payable on the Maturity Date.

     Section 3. REPRESENTATION AND WARRANTIES. Borrower represents and warrants to Lender that, as of the date hereof and as of the date of each advance the Credit Facility:

          (a) ORGANIZATION, AUTHORITY, ETC. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to transact business in the State of Louisiana and Mississippi, and in all other jurisdictions where such qualification is necessary. Borrower is authorized to execute this Agreement, the Revolving Note, and all other Loan Documents (hereinafter defined), and those documents or instruments, when executed and delivered will be valid and binding obligations of Borrower, enforceable in accordance with their terms and do not violate the provisions of the Articles of Incorporation or Bylaws of Borrower, or any contract, agreement, law or regulation to which Borrower is subject.

          (b) FINANCIAL STATEMENTS. All financial statements of Borrower delivered to Lender are complete and correct and have been prepared in accordance with generally accepted accounting principles, consistently applied, and no material adverse change in the condition of Borrower, financial or otherwise, has occurred since the date of the most recent financial statements of Borrower in Lender's possession.

          (c) INVESTMENTS, LIABILITIES AND LITIGATION. Borrower has not made any investments, guarantees or advances or incurred any liabilities except (i) for investments in, guarantees of, or advances to other entities in the ordinary course of business and liabilities incurred in the ordinary course of business

Bank One, Texas, N.A.
July 17, 1997
Page 4


     and (ii) as disclosed in the most recent financial statements of Borrower in Lender's possession. Borrower has no litigation and there is no legal or administrative proceeding, investigation or other action pending or threatened against or affecting Borrower which, in any case, involves the possibility of any judgment or liability not fully covered by insurance.

          (d) TITLE. Borrower has good title to its assets and properties, free and clear of adverse claims, except as disclosed in the most recent financial statements of Borrower in Lender's possession.

          (e) TAX RETURNS. Borrower has filed all federal and state tax returns required to be filed as of the date of this Agreement and has paid all taxes or assessments related to said returns.

          (f) NO DEFAULT. Borrower is not, and after giving effect to any requested advance under the Credit Facility will not be, in default in any respect under this Agreement, any other Loan Document, or any other contract, agreement, or instrument to which Borrower is a party or by which Borrower may be bound, and Borrower is in compliance with all applicable laws and regulations.

          (g) ERISA; MARGIN SECURITIES. No fact exists, including but not limited to any reportable event or prohibited transaction (as defined in the Employee Retirement Income Security Act of 1974, as amended ["ERISA"]) which might constitute grounds for termination of any plan of Borrower or appointment of a trustee to administer such plan. Borrower does not own any "margin security" or "margin stock" as defined in Regulations G, U, or X of the Board of Governors of the Federal Reserve System.

          (h) PATENTS, ETC. Borrower has all patents, licenses, trademarks, franchises and the like necessary to conduct its business and is not aware of any conflict with the rights of others.

          (i) NO UNTRUE STATEMENTS. Neither this Agreement nor any other information furnished by Borrower to Lender contains any untrue statement of a fact or omits a fact necessary to make the statements not misleading.

     Section 4. REPORTING REQUIREMENTS. Borrower will deliver the following reports to Lender:

Bank One, Texas, N.A.
July 17, 1997
Page 5


          (a) ENGINEERING REPORTS: On or before each October 1, and each April 1, commencing October 1, 1997, an engineering report, containing such engineering, title and other information as Lender may request, covering all properties of Borrower forming a part of the Borrowing Base and all other properties of Borrower that Borrower proposes to add to the Borrowing Base.

          (b) QUARTERLY FINANCIAL STATEMENTS OF BORROWER: Within sixty (60) days after the last day of each calendar quarter, the balance sheet of Borrower as of the last day of such quarter and the statements of income, stockholders' equity and cash flow of Borrower for such quarter, certified by the chief financial officer of Borrower.

          (c) QUARTERLY REPORTS: Simultaneously with the financial statements delivered pursuant to Section 4(b) above, a certificate of the chief financial officer of Borrower (A) stating whether Borrower has kept and performed all covenants set forth in this Agreement and the other Loan Documents and, if Borrower has not, specifying the default and corrective action, if any, and (B) containing a calculation to verify compliance with the financial covenants set forth herein.

          (d) FINANCIAL STATEMENTS OF BENZ ENERGY: Within sixty (60) days after the last day of each calendar quarter, the balance sheet of Benz Energy (hereinafter defined) as of the last day of such quarter and the statements of income, stockholders' equity and cash flow of Benz Energy for such quarter, certified by the chief financial officer of Benz Energy, and within one hundred twenty (120) days after the last day of each calendar year, the balance sheet of Benz Energy as of the last day of such year and the statements of income, stockholders' equity and cash flow of Benz Energy for such year, certified without qualification by independent certified public accountants acceptable to Lender.

          (e) FINANCIAL STATEMENTS OF OTHER GUARANTORS: Within ninety (90) days after the last day of each calendar year, the balance sheet (including specifically, a listing in reasonable detail of contingent liabilities) of each Guarantor other than Benz Energy, as of the last day of such year, and the statements of income and cash flow of such Guarantor for such year, certified by such Guarantor.

          (f) NOTICE OF DEFAULT. Within three (3) days after the occurrence of a default, or an event which with the

Bank One, Texas, N.A.
July 17, 1997
Page 6


     giving of notice, the passage of time, or both, would constitute a default, under this Agreement, notice of such default (or event) together with Borrower's plans to correct such default.

          (g) NOTICE OF LIABILITIES. Within five (5) days of notice thereof, written notice of any liability outside the ordinary course of business (whether actual or contingent) in which the liability or claimed liability of Borrower is greater than $100,000.00.

          (h) OTHER INFORMATION. Such other information as Lender may request from time to time.

     Section 5.  AFFIRMATIVE COVENANTS.

     (a) COMPLIANCE AND PERFORMANCE. Borrower will comply with all statutes and governmental regulations and will pay all taxes, assessments, governmental charges, claims for labor and the like. Borrower will maintain its existence as a Texas corporation and will remain qualified to do business in the State of Louisiana and Mississippi, and in all other jurisdictions in which it is required to be qualified and will maintain its properties in good and workable condition at all times. Borrower will perform all obligations under this Agreement, and under all indentures, agreements, and contracts by which Borrower is bound. Borrower will maintain with financially sound and reputable insurers acceptable to Lender, insurance with respect to its properties and business against such liabilities, casualties, risks and contingencies as is customary for its business naming Lender as loss payee with respect to any insurance covering collateral securing the loans hereunder, and will, upon Lender's request, provide satisfactory evidence of such insurance. Upon Lender's request, Borrower will provide Lender and/or Lender's representatives access to Borrower's books, records and properties at such times during ordinary business hours as Lender may request.

     (b) REIMBURSEMENT; INDEMNITY. Borrower will reimburse Lender for all its costs and expenses in connection with this Agreement, including, without limitation, any and all legal fees and expenses incurred in the preparation or enforcement of this Agreement or any other Loan Document. Borrower agrees to indemnify and hold Lender harmless from any costs or expense incurred by Lender as a result of the provisions of federal, state and local environmental laws and ordinances, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, as such laws and ordinances may relate to Borrower or any property or operations of Borrower.

     (c) BORROWING BASE. The aggregate outstanding indebtedness pursuant to the Credit Facility shall never exceed the maximum

Bank One, Texas, N.A.
July 17, 1997
Page 7


amount determined by Lender, in its sole discretion, in accordance with its normal customary oil and gas lending parameters and procedures (the "Borrowing Base"). The initial Borrowing Base shall be Seven Hundred Twenty Thousand and No/100 Dollars ($720,000.00). The Borrowing Base shall be reduced by $30,000.00 effective the first day of each month commencing
August 1, 1997. The amount of the Borrowing Base will be redetermined by Lender as of each Borrowing Base Redetermination Date, taking into consideration such matters as Lender, in its sole discretion, deems relevant. The Borrowing Base shall be increased or decreased, as the case may be, immediately upon each Borrowing Base Redetermination Date. As used herein, the term "Borrowing Base Redetermination Date" shall mean each November 1 and each May 1, commencing November 1, 1997, as well as any other date on which Lender, in its sole discretion, redetermines the Borrowing Base. Upon any change in the Borrowing Base, Lender shall redetermine, in its sole discretion, the amount by which the Borrowing Base will reduce effective the first day of each month thereafter. If the amount outstanding under the Credit Facility at any time is greater than the Borrowing Base at such time, Borrower shall, within thirty (30) days after written notice thereof from Lender, make a prepayment on the Revolving Note in an amount sufficient to reduce the outstanding amount thereof to an amount not more than the Borrowing Base.

     (d) SECURITY. The Revolving Note and the other indebtedness hereunder shall be secured by a first and prior lien on the oil and gas properties of Borrower included in the determination of the Borrowing Base (collectively, the "Mortgaged Property").

     (e) OPERATING ACCOUNTS. Borrower shall maintain with Lender all of Borrower's operating accounts and will deposit into such accounts all proceeds of any property forming a portion of the Borrowing Base. Borrower hereby authorizes Lender to debit, without notice to Borrower, from any operating or other deposit account maintained by Borrower with lender, all sums which may become due or owing under the terms of this Agreement or the Revolving Note, including without limitation, all payments of principal and interest as they become due under the Revolving Note.

     (f) GUARANTEE. The Revolving Note and the other indebtedness hereunder shall be guaranteed by Prentis B. Tomlinson, Jr. ("Tomlinson"), Benz Energy Ltd., a Yukon Territory corporation ("Benz Energy"), Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Slattery Trust, the Ruston Trust and the Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee, and Heather M. Tomlinson, Trustee of and on behalf

Bank One, Texas, N.A.
July 17, 1997
Page 8


of The Starbucks Trust, created by Trust Agreement dated January 17, 1996, executed by Karen Rae Halver, as Grantor and Heather M. Tomlinson, as Trustee. The foregoing guarantors are individually referred to herein as a "Guarantor" and collectively referred to herein as the "Guarantors".

     Section 6. NEGATIVE COVENANTS. Unless waived by Lender in writing:

          (a) INVESTMENTS, LOANS AND ADVANCES. Borrower will not make investments in or loans or advances to any company, person or entity, except those made in the ordinary course of its business and investments in obligations of the United States of America or certificates of deposit issued by Lender.

          (b) MERGER AND CONSOLIDATION. Borrower will not merge or consolidate with any person or create any subsidiaries, enter into any partnerships or acquire any other entity. Borrower may enter into joint ventures in the ordinary course of business.

          (c) DIVIDENDS AND DISTRIBUTIONS. Borrower will not declare or pay any dividends or distributions in cash or otherwise or purchase or redeem any stock of Borrower.

          (d) SALE OF ASSETS. Borrower will not sell, transfer or otherwise dispose of any of its assets or enter into any arrangement accomplishing substantially the same purpose, except that the foregoing restrictions shall not apply to transactions in the ordinary course of business.

          (e) INDEBTEDNESS. Borrower will not incur, create, assume or guarantee in any manner any indebtedness, obligation or liability (direct or contingent), except (i) for indebtedness under the Credit Facility, and (ii) up to $100,000.00 in purchase money indebtedness incurred by Borrower in the ordinary course of its business.

          (f) LIENS. Borrower will not create or permit to exist any lien, security interest or other encumbrance on any of its properties or assets except (1) liens in favor of Lender, (2) liens for taxes or other governmental charges not yet due or contested in good faith, (3) liens in connection with workers' compensation, unemployment insurance or other such obligations, (4) legal or equitable encumbrances deemed to exist by reason of this or other negative pledge covenants, (5) legal or equitable encumbrances resulting from legal proceedings, (6) vendors', mechanics', or other like liens, or

Bank One, Texas, N.A.
July 17, 1997
Page 9


(7)  servitudes, easements and other similar property rights.

     (g) BASIC BUSINESS. Borrower will not change or add to its basic line of business from that on the date hereof.

     (h) TRANSACTIONS WITH AFFILIATES. Borrower will not enter into any agreement or transaction with any affiliate of Borrower unless the terms and provisions thereof are no less favorable to Borrower than what Borrower could obtain from an unrelated third party.

     (i) HEDGING. Borrower will not enter into any agreement by which Borrower hedges the prices to be received by Borrower for any oil or gas produced by or attributable to the interests of Borrower.

     Section 7.  FINANCIAL COVENANTS.

     (a) Borrower will not at any time permit its Tangible Net Worth to be less than $2,500,000.00 PLUS all net proceeds of any issuance of any equity of Borrower after February 28, 1997, PLUS seventy-five (75%) of positive net income for each fiscal quarter of Borrower, commencing with respect to the fiscal quarter ended June 30, 1997.

     (b) Borrower will not at any time permit its Debt Coverage Ratio to be less than 1.25 to 1.00.

     (c) Borrower will not at any time permit its Debt to Worth Ration to be greater than 2.00 to 1.00.

     (d) For the purposes of this Agreement, the following terms shall have the following meanings:

          (1) "Cash Flow" shall mean net income before taxes, plus depreciation, depletion, amortization and other non-cash charges.

          (2) "Debt Coverage Ratio" shall mean the ratio of (i) Cash Flow plus interest expense for the preceding four (4) calendar quarters (except that for the calculations made with respect to any period prior to the quarter ending June 30, 1998, the Cash Flow and interest expense for such period shall be annualized) to (ii) projected Debt Service for the succeeding four (4) calendar quarters.

Bank One, Texas, N.A.
July 17, 1997
Page 10


          (3) "Debt Service" shall mean the sum of current maturities of long-term indebtedness plus required interest payments on all indebtedness.

          (4) "Debt to Worth Ratio" shall mean the ratio of total debt to Tangible Net Worth.

          (5) "Tangible Net Worth" shall mean the amount by which total assets (excluding the amount of any write up of any assets over the depreciated costs, intangible assets such as good will and patent rights and all notes or accounts receivable due from affiliates) exceeds total liabilities.

All terms not expressly defined shall be defined in accordance with generally accepted accounting principles. All determinations under this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, except where expressly provided to the contrary. All references to a preceding period shall mean the period ending as of the end of the month, quarter or fiscal year for which the applicable report is delivered. All references to a period immediately following shall mean the period beginning on the first day of the month, quarter or fiscal year following the end of the period for which the applicable report is delivered.

     Section 8. DEFAULT AND REMEDIES. It shall constitute an event of default hereunder if (a) Borrower fails to make when due any payment on the Revolving Note or on any other indebtedness hereunder, (b) Borrower fails to comply with any provision of Section 7 hereof and such violation remains uncured for a period of thirty (30) days, (c) Borrower fails to perform any of its other agreements contained herein, (d) Borrower defaults under the terms or provisions of any other Loan Document or any other agreement, instrument or document executed in connection with or as security for the Credit Facility, (e) any representation or warranty of Borrower proves to have been untrue when made, (f) any petition in bankruptcy is filed by Borrower, or any order granting relief under any bankruptcy or receivership law is filed with respect to Borrower, (g) Borrower permits a monetary judgment against it to remain undischarged for a period in excess of thirty
(30) days, or (h) Borrower dissolves. Upon the occurrence of an event of default specified in clause (f) above, immediately, and upon the occurrence of any other event of default hereunder at the option of Lender, without notice to Borrower or any other person, the obligation of Lender to make any advances (or deemed advances) under the Credit Facility shall be terminated, all indebtedness of Borrower to Lender shall be immediately due and payable and Lender may take any other actions as may be permitted by this Agreement, any other Loan Document or any other document or instrument evidencing or securing the Credit Facility. Borrower expressly waives presentment,

Bank One, Texas, N.A.
July 17, 1997
Page 11


demand, protest, notice of protest, or other notice of dishonor of any kind including, without limitation, notice of intent to accelerate the maturity of the Revolving Note and other indebtedness hereunder and notice of acceleration of the maturity of the Revolving Note and other indebtedness hereunder.

     Section 9. CLOSING. The initial funding of the Credit Facility shall be subject to the payment upon execution hereof of all legal fees and expenses incurred by Gardere Wynne Sewell & Riggs, L.L.P., counsel to Lender, in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents, as well as the receipt by Lender of the following documents, instruments and certificates (the "Loan Documents"), each of which shall be satisfactory in form and substance to Lender and its counsel:

          (a)  a copy of this Agreement executed by Borrower;

          (b)  the Revolving Note executed by Borrower;

          (c) a Mortgage, Collateral Assignment, Security Agreement and Financing Statement covering certain oil and gas properties of Borrower in Ascension and Iberville Parishes, Louisiana, executed by Borrower;

          (d) a Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by Borrower, covering certain oil and gas properties of Borrower in Jefferson Davis and Jones Counties, Mississippi;

          (e) a Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement executed by Borrower with respect to each parish in which any property presently pledged to Lender and included in the determination of the Borrowing Base is located, covering all of such properties;

          (f)  a Guaranty Agreement executed by each Guarantor;

          (g) all financing statements or amendments thereto requested by Lender, executed by Borrower;

          (h) various Transfer Orders and Instructions to Pipeline Companies, executed in blank by Borrower;

Bank One, Texas, N.A.
July 17, 1997
Page 12


          (i) a Notice of Final Agreement executed by Borrower and the Guarantors;

          (j) certificate of the Secretary of Borrower, certifying as to the Articles of Incorporation and Bylaws of Borrower, resolutions of the board of directors of Borrower, and the signatures of authorized officers of Borrower;

          (k)  resolutions of the board of directors of Borrower;

          (l)  resolutions of the board of directors of Benz Energy;

          (m) a Certificate of Existence issued by the Secretary of State of Texas with respect to Borrower;

          (n) a Certificate of Existence and Good Standing issued by the Registrar of Corporations of the Yukon Territory with respect to Benz Energy;

          (o) a Certificate of Good Standing issued by the Comptroller of Public Accounts of the State of Texas with respect to Borrower;

          (p) Certificates of Authority and Good Standing with respect to Borrower, issued by the Secretary of State of Louisiana and the Secretary of State of Mississippi;

          (q)  an opinion of counsel of Borrower and each Guarantor; and

          (r) such other documents and instruments as may be reasonably requested by Lender or its counsel.

     Section 10. CHANGE IN OWNERSHIP OR MANAGEMENT. If at any time while Borrower is indebted to Lender or Lender has a commitment to Borrower hereunder, any change in the ownership of the Borrower occurs, whatever class, or if any member of senior management of Borrower ceases to hold the position he or she currently holds with Borrower or perform the functions he or she currently performs, then in any such event, Borrower shall give Lender written notice thereof and Lender shall have the option for a period of thirty (30) days from receipt of said notice to declare all indebtedness of Borrower to Lender immediately due and payable.

Bank One, Texas, N.A.
July 17, 1997
Page 13


     Section 11. DISCLOSURE. Any additions or exceptions applicable to the terms of this Agreement, the representations and warranties of Borrower herein or the covenants hereof shall only be those disclosed in writing to Lender concurrently with the execution hereof.

     Section 12.  MISCELLANEOUS.

     (a) NOTICES. All notices hereunder (including, without limitation, any notice of default) shall be in writing or by telecopy or telegram, confirmed in writing, and shall be sufficient in all respects if delivered or sent by registered or certified mail to the address set forth on the signature page of this Agreement. Either party may, by proper written notice hereunder to the other party, change the address to which notices shall thereafter be sent.

     (b) SUCCESSORS AND ASSIGNS. All covenants and agreements herein contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

     (c) RENEWALS AND EXTENSIONS. All provisions of this Agreement shall apply with equal force and effect to each and all renewals and extensions, in whole or in part, of the Revolving Note or the Credit Facility.

     (d) USURY AND SAVINGS CLAUSE. Nothing contained in this Agreement or in any of the other Loan Documents shall be construed to obligate Borrower, under any circumstances whatsoever, to pay interest in excess of the maximum non-usurious interest rate applicable to Borrower. In the event that any sums received from Borrower are at any time under applicable law deemed to be in excess of the maximum non-usurious amount Lender could collect under applicable usury law, the effective rate of interest on the loans hereunder shall be reduced to and be the maximum non-usurious interest rate permitted under applicable law and Borrower and all sureties, endorsers and guarantors shall accept as their sole remedy under such circumstances either the return of any sums of interest which may have been collected and which produced a rate of interest in excess of the applicable maximum non-usurious interest rate or the application of those sums as a credit against the unpaid principal amount of the loan, whichever remedy may be elected by Lender.

     (e) HEADINGS. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

     (f) NO WAIVER; REMEDIES CUMULATIVE. No course of dealing on the part of Lender or its members, managers or employees, or any

Bank One, Texas, N.A.
July 17, 1997
Page 14


failure or delay by Lender with respect to exercising any right, power, or privilege of Lender under this Agreement or any other Loan Document shall operate as a waiver thereof. The rights and remedies of Lender under this Agreement and the other Loan Documents shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     (g) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     (h) INVALID PROVISIONS. In the event any one or more of the provisions contained in this Agreement or any of the other Loan Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or the other Loan Documents. Furthermore, in lieu of such invalid, illegal or unenforceable provision, there shall automatically be added a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and as may be valid, legal and enforceable.

     Section 13. ENTIRE AGREEMENT. THIS WRITTEN LOAN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     If this evidences your understanding of the agreements herein, please execute in the space provided.

                                       Sincerely,

                                       TEXSTAR PETROLEUM, INC.



                                       By /s/ Prentis B. Tomlinson, Jr.
                                          -----------------------------------
                                       Name: Prentis B. Tomlinson, Jr.
                                             --------------------------------
                                       Title: President
                                              -------------------------------

                                       Address for Notice:
                                       1000 Louisiana, Suite 3950
                                       Houston, Texas 77002
                                       Attention: Todd E. Grabois
                                       Telephone No.: (713) 739-0351
                                       Telecopy No.:  (713) 739-8402

Bank One, Texas, N.A.
July 17, 1997
Page 15


ACCEPTED AND AGREED TO

BANK ONE, TEXAS, N.A.



By: /s/ Gary L. Stone
    --------------------------------
    Name: Gary L. Stone
          --------------------------
    Title: Senior Vice President
           -------------------------

Address for Notice:

910 Travis, 7th Floor
Houston, Texas 77002
Attention: Gary Stone
Telephone No.: (713) 751-6148
Telecopy No.:  (713) 751-7894

                                    EXHIBIT A

                          P R O M I S S O R Y  N O T E
                          ----------------------------


$10,000,000.00                                                  July 17, 1997


         FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, TEXSTAR PETROLEUM, INC., a Texas corporation ("Borrower"), PROMISES TO PAY TO THE ORDER OF BANK ONE, TEXAS, N.A., a national banking association ("Lender"), in Houston, Harris County, Texas, the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Promissory Note (this "Note"), in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the advanced and unpaid principal amount from date until maturity at a rate equal to the Base Rate (hereinafter defined) plus two percent (2%) per annum ("Stated Rate"), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted ("Maximum Rate"), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be increased to a level greater than the Stated Rate, then, in either case, interest hereon shall thereafter accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest accrued through the term of this Note equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate.

         This Note is payable as follows:

              1. Accrued and unpaid interest shall be due and payable on the first day of each month, commencing August 1, 1997.

              2. All accrued and unpaid interest and unpaid principal shall be due and payable on June 30, 2000.

All payments under this Note shall be applied first against the accrued and unpaid interest hereon and the remainder against the principal balance hereof.

         This Note is subject to mandatory prepayments, as set forth in the Loan Agreement (hereinafter defined). In addition, Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount


--------
Initials
prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

         Any check, draft, money order or other instrument given in payment of all or any part hereof may be accepted by Lender and handled in collection in a customary manner, but same shall not constitute payment hereof or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender.

         It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

         In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest hereunder shall accrue at the Maximum Rate.

         Borrower hereby agrees to pay all expenses, including reasonable attorneys' fees, all of which shall become a part of the principal hereof, incurred by Lender if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

         Interest charges will be calculated on amounts advanced hereunder on the actual number of days the amounts are outstanding on the basis of a 365-day or 366-day year, as is applicable.

         It is expressly stipulated and agreed to be the intent of Borrower and Lender to comply with applicable Texas law governing the maximum non-usurious rate or amount of interest payable on or in connection with this Note (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). Accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest at a rate in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be judicially interpreted to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, or if the acceleration of the maturity of this Note or any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by applicable law, then in any such event,


--------
Initials                              -2-
it is the express intent of Borrower and Lender that (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person primarily liable on this Note, nor their respective heirs, legal representatives, successors or assigns, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate,
(3) any such excess which may have been collected shall be either applied as a credit against the then unpaid amount hereof or refunded to Borrower, and
(4) the provisions of this Note and any documents securing payment of this Note shall be automatically deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the maximum amount of interest permitted to be charged or collected hereunder, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the proceeds of this Note shall be amortized, prorated, allocated and spread throughout the full term of this Note so that the rate or amount of interest on account of this
Note is uniform throughout the term hereof and does not exceed the applicable usury ceiling.

     Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the indicated rate ceiling referred to in TEX. REV.
CIV. STAT. ANN. Art. 5060-1.04, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

    Borrower and each other person who is a maker, surety, guarantor or endorser of this Note hereby waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of the acceleration of the maturity hereof and protest, and agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended, from time to time, without notice and without releasing any of the foregoing. As additional security for all amounts owed by Borrower to Lender, Borrower hereby grants to Lender a lien and security interest on (and the express right of setoff against) any of Borrower's funds which may from time to time be deposited with or in the possession of Lender.

     As used in this Note, the term "Base Rate" shall mean at any time the variable rate of interest then most recently announced publicly by Lender (or any successor to all or substantially all of its assets) as its base rate of interest and, without notice to Borrower or any other person, such rate of interest shall change as and when changes in that base rate of interest are announced.



-------------
Initials                             -3-

     The principal of this Note represents funds which Lender may advance to Borrower, pursuant to and subject to the Loan Agreement, from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann.
art. 5069-15.01, ET. SEQ., as the same may be amended, shall not apply to this Note or to any of the Security Documents.

     Borrower has acquired various oil and gas properties which are described in one or more of the Security Documents (hereinafter defined). The acquisition of such oil and gas properties was made subject to certain indebtedness of Texstar Petroleum, L.L.C. ("Texstar L.L.C.") to Lender, including, without limitation, the indebtedness pursuant to that certain $750,000.00 Promissory Note dated July 3, 1996, executed by Texstar L.L.C. and payable to the order of Lender. A portion of the principal of this Note represents funds which will be used to repay the indebtedness of Texstar L.L.C. secured by the existing liens on such oil and gas properties of Borrower, including the indebtedness pursuant to the above-described $750,000.00 Promissory Note, and the liens securing the payment of such note, which burden the interests acquired by Borrower, are not released, but are hereby ratified and hereby carried forward to secure this Note.

     This Note is the Revolving Note referred to in, is subject to, and is entitled to the benefits of and security afforded by the following documents (the "Security Documents"):

          (a) that certain letter loan agreement of even date herewith between Borrower and Lender, as that letter loan agreement may be amended, modified or supplemented from time to time (the "Loan Agreement");

          (b) those certain Mortgages, Deeds of Trust, Assignments of Production, Security Agreements and Financing Statements of even date herewith, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Jefferson Davis and Jones Counties, Mississippi;

          (c) Those certain Mortgages, Collateral Assignments, Security Agreements and Financing Statements of even date herewith, executed by Borrower for the benefit of Lender and covering certain oil and gas properties in Ascension and Iberville Parishes, Louisiana;

          (d) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated



---------------
Initials                             -4-

     September 14, 1995, executed for the benefit of Lender by Prentis B. Tomlinson, Jr. (the "Trustee"), Trustee of and on behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee, covering certain oil and gas properties in Iberville Parish, Louisiana, and filed for record under Mortgage Book 290, Entry 315 of the Mortgage Records of Iberville Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Deed of Trust and Modification Agreement dated July 3, 1996 among the Trustee, Texstar L.L.C., Prentis B. Tomlinson, Jr. ("Tomlinson") and Lender, filed for record under Mortgage Book 296, Entry 168 of the Mortgage Records of Iberville Parish, Louisiana, and by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement of even date herewith among the Trustee, Texstar L.L.C., Borrower and Lender;

          (e) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 3, 1996, executed by
     Texstar L.L.C. for the benefit of Lender, covering certain oil and gas properties in Iberville Parish, Louisiana and filed for record under Mortgage Book 296, Entry 169 of the Mortgage Records of Iberville Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated July 24, 1996 among Texstar L.L.C., Tomlinson and
     Lender, filed for record under Mortgage Book 297, Entry 102 of the Mortgage Records of Iberville Parish, Louisiana, that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated August 5, 1996, among Texstar L.L.C.,
     Tomlinson and Lender, filed for record under Mortgage Book 297, Entry
     103 of the Mortgage Records of Iberville Parish, Louisiana, and that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement of even date herewith among Texstar L.L.C., Borrower and Lender;

          (f) that certain Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated September 14, 1995, executed by the Trustee for the benefit of Lender, covering certain oil and gas properties in Ascension Parish, Louisiana, and filed for record under Clerk's File No. 363153 of the Real Property Records of Ascension Parish, Louisiana, as the same has been amended by that certain Supplemental Mortgage, Deed of Trust and Modification Agreement dated July 3, 1996 among the Trustee, Texstar L.L.C., Tomlinson and Lender,


--------
Initials                             -5-
     filed for record under Clerk's File No. 375873 of the Real Property Records of Ascension Parish, Louisiana, that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement dated August 5, 1996, among Texstar L.L.C., Tomlinson and Lender, filed for record under Clerk's File No. 377497 of the Real Property Records of Ascension Parish, Louisiana, and by that certain Supplemental Mortgage, Collateral Assignment, Security Agreement and Financing Statement of even date herewith among the Trustee, Texstar L.L.C., Borrower and Lender;

          (g) that certain Guaranty Agreement of even date herewith, executed by Benz Energy Ltd. for the benefit of Lender;

          (h) that certain Guaranty Agreement of even date herewith, executed by Tomlinson for the benefit of Lender;

          (i) that certain Guaranty Agreement of even date herewith, for the benefit of Lender, executed by Prentis B. Tomlinson, Jr., Trustee of and on behalf of The Slattery Trust, The Ruston Trust and The Houston Trust, created by Trust Agreements dated January 14, 1987, executed by Marjorie
     J. Tomlinson, as Grantor, and Prentis B. Tomlinson, Jr., as Trustee; and

          (j) that certain Guaranty Agreement of even date herewith, executed by Heather M. Tomlinson, as Trustee of and on behalf of The Starbucks Trust, created by Trust Agreement dated January 17, 1996, executed by Karen Rae Halver, as Grantor, and Heather M. Tomlinson, as Trustee, for the benefit of Lender.

This Note is subject to the provisions contained in the Security Documents which, among other things, provide for the acceleration of the maturity hereof upon the occurrence of certain events.

     Borrower represents and warrants that this loan is for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use.


                                       TEXSTAR PETROLEUM, INC.


                                       By:
                                           -----------------------------------
                                           Name:
                                                  ----------------------------
                                           Title:
                                                  ----------------------------



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